TAXES ON INCOME	12 Months Ended
Dec. 31, 2011
TAXES ON INCOME [Abstract]
TAXES ON INCOME
NOTE 7 - TAXES ON INCOME:

a.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the "Law")

Under the Law, by virtue of the "approved enterprise" status granted to the enterprises of Corrigent, the holder of the "approved enterprise" status is entitled to various tax benefits, including the following:

1)	Reduced tax rates

The period of tax benefits is 7 years, commencing in the first year in which the Company earns taxable income from the approved enterprise, subject to certain limitations. Income derived from the approved enterprise is tax exempt for a period of 2 years, after which the income from these enterprises is taxable at reduced tax rates for 5 years, the remainder of the period of tax benefits.

2)	Conditions for entitlement to the benefits

The entitlement to the above benefits is conditional upon fulfilling the conditions stipulated by the Law, regulations published thereunder and the instruments of approval for the specific investments in approved enterprises. In the event of failure to comply with these conditions, the benefits may be reduced or cancelled and the Company may be required to refund the amount of the benefits, in whole or in part, with the addition of linkage differences to the Israeli CPI and interest.

In the event of distribution of cash dividends out of income which was tax exempt as above, the Company would have to pay 25% tax in respect of the amount distributed.

b.	Tax rates applicable to income from other sources:

1)	Income from other sources in Israel

Income not eligible for approved enterprise benefits mentioned in Note 7a. above is taxed at the regular rate.  Under the provisions of the Law for Amendment of the Income Tax Ordinance (2005), the corporate tax rate is to be gradually reduced as from August 2005. As a result of the aforementioned amendment, the corporate tax rate for 2009 and thereafter is as follows:  2009 - 26% and for 2010 and thereafter - 25%.

On July 14, 2009, the Economic Rationalization Law (Legislation Amendments for the Implementation of the Economic Plan for the years 2009 and 2010), 2009 (hereafter - "Amendment 2009"), was passed in the Israeli Parliament (the Knesset; this law provided for, inter alia, a further gradual reduction of the corporate tax rate beginning in 2011, as follows: 2011 - 24%, 2012 - 23%, 2013 - 22%, 2014 - 21%, 2015 - 20%, 2016 and thereafter - 18%.

On December 6, 2011, the "Tax Burden Distribution Law" Legislation Amendments (2011) was published in the official gazette. Under this law, the previously approved gradual decrease in corporate tax is discontinued. The corporate tax rate will increase to 25% beginning in 2012.

2)	Income of non-Israeli subsidiaries

Non-Israeli subsidiaries are taxed according to the tax laws in their countries of residence.

c.	Measurement of the results for tax purposes under the Income Tax (Inflationary Adjustments) Law, 1985

Until December 31, 2007, results for tax purposes were measured on a real basis adjusted for the increase in the Israeli CPI. As explained in Note 1a(2), the financial statements are presented in dollars. The difference between the change in the Israeli CPI and the NIS-dollar exchange rate, both on annual and cumulative bases, causes a difference between taxable income and income reflected in these financial statements.

Effective January 1, 2008, the provisions of the Inflationary Adjustments Law will no longer apply to the Company in 2008 and thereafter.

Accounting guidance prohibits the recognition of deferred tax liabilities or assets that arise from differences between the financial reporting and tax bases of assets and liabilities that are measured from the local currency into dollars using historical exchange rates, and that result from changes in exchange rates or indexing for tax purposes. Consequently, the abovementioned differences were not reflected in the computation of deferred tax assets and liabilities.

d.	Deferred income taxes

At December 31, 2011, the Company had accumulated tax losses amounting to approximately $250 million (December 31, 2010 - approximately $240 million) and carry forward capital losses for tax purposes of approximately $61 million (December 31, 2010 - $65 million). These losses are mainly denominated in NIS. Accumulated business tax losses are available indefinitely to offset future taxable business income, and carry forward capital losses for tax purposes are available indefinitely to offset future capital gains only. Orckit and each of its subsidiaries are assessed on a stand-alone basis. As a result, accumulated tax losses in each of the entities can offset future taxable business income only in the entity in which they were generated. Substantially all of the carry forward amounts have no expiration date.

At December 31, 2011, the Company had a net deferred tax asset (mostly in respect of carry forward losses and capital losses), in the amount of approximately $81 million (December 31, 2010 - approximately $61 million). The net deferred tax asset increased by approximately $20 million due to business losses in 2011, and increase in the estimated future tax rate to be effective upon the utilization of the carry-forward losses (See note 7b(1)). A valuation allowance for the entire amount of such asset was set up, and consequently no deferred tax asset is recorded in the balance sheet, since it is more likely than not that the deferred tax assets will not be realized in the foreseeable future.

e.	Uncertain tax positions:

Following is a reconciliation of the total amounts of the Company's unrecognized tax benefits at the beginning and the end of the years ended on December 31, 2009, 2010 and 2011:

	Year ended December 31
	2009	2010	2011
	In thousands
Balance at beginning of year	$201	$221	$241
Increases in unrecognized tax benefits as a result of tax positions taken during a prior period	20	20	20
Balance at end of year	$221	$241	$261

A summary of open tax years by major jurisdiction is presented below:

Jurisdiction:	Years:
Israel	2007-2011
United States	2006-2011
Japan	2004-2011

f.	Tax rate reconciliation

In 2011, 2010, and 2009, the main reconciling item from the statutory tax rate of the Company (2011 - 24%, representing a theoretical tax benefit of approximately $4.4 million; 2010 - 25%, representing a theoretical tax benefit of approximately $6 million; 2009 - 26%, representing a theoretical tax benefit of approximately $7.6 million) to the effective tax rate (0%) is the set up of a valuation allowance against the deferred tax asset created in respect of the losses in 2011, 2010 and 2009.